UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

MED SPA VACATIONS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-210922	47-5268172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. 5th Street Suite 800, PMB #59 Winston Salem, NC	27101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 548-3280

610 Jones Ferry Road, Suite 207
Carrboro, NC 27510
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

Termination of Consulting Agreement

On June 18, 2021, Med Spa Vacations Inc., a Nevada corporation (the “Company”), and Tyron Capital, LLC, a North Carolina limited liability company (“Tyron”), executed a Termination of Consulting Agreement (the “Termination of Consulting Agreement”), pursuant to which the parties agreed to terminate the Consulting Agreement, dated February 5, 2021, between the parties (the “Tryon Consulting Agreement”), such termination to be effective as of the close of business on June 30, 2021. The parties also agreed to release each other from any claims relating to the Consulting Agreement.

The foregoing description of the Termination of Consulting Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein in its entirety by reference.

Termination of Lease Agreement

On June 18, 2021, the Company and Tyron also executed a Termination of Lease Agreement (the “Termination of Lease Agreement”), pursuant to which the parties agreed to terminate the Lease Agreement, dated February 4, 2021, between the parties, such termination to be effective as of the close of business on June 30, 2021.

The foregoing description of the Termination of Lease Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Termination of Consulting Agreement, effective as of June 30, 2021, by and between the Company and Tryon Capital, LLC

10.2	Termination of Lease Agreement, effective as of June 30, 2021, by and between the Compnay and Tyron Capital, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

July 7, 2021	MED SPA VACATIONS INC.

	By:	/s/ Irwin Schneidmill
NIrwin Schneidmill
President

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